United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 18, 2023

Date of Report (Date of earliest event reported)

FG Merger Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41309	86-2462502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 S. Walnut Street, Unit 1A Itasca, Illinois	60143
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (708) 870-7365

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FGMC	THE NASDAQ STOCK MARKET LLC
Warrants	FGMCW	THE NASDAQ STOCK MARKET LLC
Units	FGMCU	THE NASDAQ STOCK MARKET LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submissions of Matters to a Vote of Security Holders.

On August 11, 2023, FG Merger Corp., a Delaware corporation (“FGMC”), convened and then adjourned until August 18, 2023, at 10:00 a.m., Eastern Time, without conducting any other business, its special meeting of stockholders (the “August 11 Meeting”) relating to its previously announced business combination with iCoreConnect Inc., a Nevada corporation. The only proposal submitted for a vote of the stockholders at the August 11 Meeting was the approval of the adjournment of such meeting to August 18, 2023 (the “Adjournment Proposal”). The August 11 Meeting was held via teleconference. There were 8,561,337 shares of common stock entitled to vote represented at the August 11 Meeting, comprising approximately 84.28% of the outstanding shares of common stock of FGMC. At the August 11 Meeting, 7,291,425 shares of FGMC common stock were voted in favor of the Adjournment Proposal, and that such number constitutes a majority of the outstanding shares of FGMC common stock of the present by proxy and entitled to vote at the meeting. The proposal was approved.

On August 18, 2023, at 10:00 a.m. Eastern Time, FGMC reconvened its special meeting (the “Special Meeting”), after the meeting had been adjourned on its originally scheduled date. The Special Meeting was held via teleconference. There were 8,591,337 shares of the Company common stock present at said meeting in person or represented by proxy, which is 84.58% of the total outstanding shares, thereby constituting a quorum. Summarized below are the results of the matters voted on at the Special Meeting.

Proposal 1 - The Business Combination Proposal — to consider and vote upon a proposal to approve the Merger Agreement and Plan of Reorganization, dated as of January 5, 2023, by and among FGMC, FG Merger Sub Inc., a Nevada corporation and a direct, wholly-owned subsidiary of FGMC , and iCoreConnect Inc., a Nevada corporation and the transactions contemplated thereby, a copy of which is attached to the joint proxy statement/prospectus as Annex A. Approval of the Business Combination required the affirmative vote of the majority of the issued and outstanding shares, present in person by virtual attendance or represented by proxy and entitled to vote at the FGMC Special Meeting. The Business Combination Proposal received the following votes:

For	% of Shares Present	Against	% of Shares Present	Abstain	% of Shares Present	Broker Non- Vote
7,321,468	85.22%	1,269,869	14.78%	0	0.00%	0

The proposal was approved.

Proposal Number 2 - The Common Conversion Proposal — to adopt an amendment and restatement to the amended and restated certificate of incorporation of FGMC, whereby in connection with the Closing, FGMC and the stockholders of FGMC shall effectuate an equity conversion, in which the FGMC Common Stock outstanding as of the date thereof is converted into a single class of FGMC Preferred Stock with the rights and obligations outlined in the Second Amended and Restated Certificate. Approval of the Common Conversion Proposal required the vote of the majority of the outstanding shares of FGMC Common Stock. The Common Conversion Proposal received the following votes:

For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding	Broker Non- Vote
7,321,468	72.08%	1,269,869	12.50%	0	0.00%	0

The proposal was approved.

Proposal 3 - The Charter Amendment Proposal — to approve an amendment and restatement of FGMC’s amended and restated certificate of incorporation in the form of the Proposed Charter attached to the joint proxy statement/prospectus as Annex C to, among other things, change the name of FGMC to ‘iCoreConnect Inc.” and effect the amendments relating to corporate governance described below in Proposal 4. Approval of the Charter Amendment Proposal required the vote of the majority of the outstanding shares of FGMC Common Stock. The Charter Amendment Proposal received the following votes:

For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding	Broker Non- Vote
7,321,468	72.08%	1,269,869	12.50%	0	0.00%	0

The proposal was approved.

Proposal 4 – The Advisory Charter Proposals – to approve and adopt, on a non-binding advisory basis, certain differences in the governance provisions set forth in the Proposed Charter, as compared to FGMC’s Current Charter, which are being presented in accordance with the requirements of the U.S. Securities and Exchange Commission as separate subproposals. Approval of the Advisory Charter Proposals are a non-binding and required the affirmative vote of the majority of the issued and outstanding shares of FGMC Common Stock, present in person by virtual attendance or represented by proxy and entitled to vote at the Special Meeting. The Advisory Charter Proposals received the following votes:

	For	% of Shares Present	Against	% of Shares Present	Abstain	% of Shares Present	Broker Non- Vote
Proposal 4A	7,321,468	85.22%	1,269,765	14.78%	0	0.00%	0
Proposal 4B	7,206,568	83.88%	1,384,765	16.12%	4	0.00%	0
Proposal 4C	7,321,467	85.22%	1,269,870	14.78%	0	0.00%	0
Proposal 4D	7,321,465	85.22%	1,269,869	14.78%	3	0.00%	0

Each of the Advisory Charter Proposals was approved.

Proposal 5 - The Nasdaq Proposal — to consider and vote upon a proposal to approve the issuance of more than 20% of the issued and outstanding shares of FGMC Common Stock in connection with the issuance of a maximum of 9,800,000 shares of FGMC Common Stock pursuant to the terms of the Merger Agreement, which will result in a change of control, as required by Nasdaq Listing Rules 5635(a), (b), (c) and (d). This Proposal is called the “FGMC Nasdaq Proposal” or “FGMC Proposal 5.” Approval of Nasdaq Proposal required the affirmative vote of the holders of a majority of the shares of Common Stock present in person by virtual attendance or represented by proxy and entitled to vote at the Special Meeting. The Nasdaq Proposal received the following votes:

For	% of Shares Present	Against	% of Shares Present	Abstain	% of Shares Present	Broker Non- Vote
7,321,466	85.22%	1,269,871	14.78%	0	0.00%	0

The proposal was approved.

Proposal Number 6 - The Directors Proposal — to consider and vote upon a proposal to elect, effective as of the consummation of the Business Combination, Robert McDermott, Kevin Patrick McDermott, Harry Joseph Travis, John Robert Pasqual and Joseph Anthony Gitto to serve on the Combined Company’s board of directors until their respective successors are duly elected and qualified. Approval of the Directors Proposal required the vote of a plurality of the shares of Common Stock present in person by virtual attendance or represented by proxy and entitled to vote at the Special Meeting. The Director Nominees received the following votes:

	For	% of Votes Cast	Withheld	% of Votes Cast	Broker Non- Vote
Robert McDermott	7,231,466	85.22%	1,269,871	14.78%	0
Kevin Patrick McDermott	7,231,466	85.22%	1,269,871	14.78%	0
Harry Joseph Travis	7,231,466	85.22%	1,269,871	14.78%	0
John Robert Pasqual	7,231,466	85.22%	1,269,871	14.78%	0
Joseph Anthony Gitto	7,231,466	85.22%	1,269,871	14.78%	0

Each of the Director Nominees was approved.

Proposal Number 7 - The Incentive Plan Proposal — to approve the 2023 Stock Plan in connection with the Business Combination. Approval of the Incentive Plan Proposal required the affirmative vote of the holders of a majority of the shares of Common Stock present in person by virtual attendance or represented by proxy and entitled to vote at the Special Meeting. The Incentive Plan Proposal received the following votes:

For	% of Shares Present	Against	% of Shares Present	Abstain	% of Shares Present	Broker Non- Vote
7,321,466	85.22%	1,269,870	14.78%	1	0.00%	0

The proposal was approved.

Proposal Number 8 - The NTA Requirement Amendment Proposal — to amend the Current Charter to expand the methods that FGMC may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission. Approval of the NTA Requirement Proposal required the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares. The NTA Requirement Proposal received the following votes:

For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding	Broker Non- Vote
7,321,466	72.08%	1,269,870	12.50%	1	0.00%	0

The proposal was approved.

Proposal 9 - The Adjournment Proposal — to consider and vote upon a proposal to approve the adjournment of the FGMC Special Meeting by the chairman thereof to a later date, if necessary, under certain circumstances, including for the purpose of soliciting additional proxies in favor of the FGMC Business Combination Proposal, in the event FGMC does not receive the requisite stockholder vote to approve such proposal. Approval of the Adjournment Proposal required a majority of votes cast at the FGMC Special Meeting vote “FOR” the FGMC Adjournment Proposal. The Adjournment Proposal received the following votes:

For	% of Shares Present	Against	% of Shares Present	Abstain	% of Shares Present	Broker Non- Vote
7,321,467	85.22%	1,269,870	14.78%	0	0.00%	0

Since all the other proposals had received the required approval, this proposal was rendered moot and not presented at the Special Meeting on August 18, 2023.

Item 7.01 Regulation FD Disclosure.

FGMC’s stockholders elected to redeem an aggregate of 6,292,008 shares of common stock in connection with the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 23, 2023

FG MERGER CORP.

By:	/s/ M. Wesley Schrader
Name:	M. Wesley Schrader
Title:	Chief Executive Officer